UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2005

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed with reference to the Registration Statement on Form S-3 (File Nos. 333-86372, 333-86372-01, 333-120111, 333-120111-01 and 333-120111-02) of Public Service Enterprise Group Incorporated.

(c)	Exhibits

	4.1	Second Supplemental Indenture to Indenture dated as of November 1, 1998, between PSEG and Wachovia Bank, National Association (formerly First Union National Bank), as Trustee, dated July 27, 2005.

	4.2	Amendment No. 1 to Amended and Restated Trust Agreement of PSEG Funding Trust I, dated as of July 27, 2005.

	23.1	Consent of Deloitte & Touche LLP

	23.2	Consent of PricewaterhouseCoopers LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By: /s/ Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: July 29, 2005